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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  June 3, 1996



                           QUORUM HEALTH GROUP, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                      33-31717-A                      62-1406040
- ---------------                  -----------                  ----------------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                 Identification
incorporation)                                                      Number)


               103 Continental Place, Brentwood, Tennessee 37027
           --------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 371-7979
           --------------------------------------------------------
              (Registrant's telephone number, including area code)


                               Not Applicable
           --------------------------------------------------------
            (Former name, former address and former fiscal year,
                        if changed since last report)


          --------------------------------------------------------

                            Exhibit Index on Page 3
                                  Page 1 of 5



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ITEM 5. OTHER EVENTS.

     For the purpose of informing the market, the Registrant announces the acquisition of Jacksonville Hospital (an 89-bed hospital in Jacksonville, Alabama) and Mary Black Memorial Hospital (a 226-bed acute care hospital in Spartanburg, South Carolina). Previously released press announcements of each acquisition are attached to this Report.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                QUORUM HEALTH GROUP, INC.



                                By: /s/ Steve B. Hewett
                                    ---------------------
                                    Steve B. Hewett,
                                    Vice President and Treasurer
                                    (Chief Financial Officer)


Date:  July 16, 1996




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                                     Exhibit Index
                                     -------------


Exhibit No.                                                                  Page
- -----------                                                                  ----
   99.1      Press Release dated June 3, 1996 regarding the acquisition of Jacksonville Hospital

   99.2 Press Release dated July 5, 1996 regarding the acquisition of Mary Black Memorial Hospital




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